National Atlantic Holdings Corporation

FOR IMMEDIATE RELEASE

National Atlantic to Assume Renewal Obligations for
The Hartford’s Homeowners Policies in New Jersey

Freehold, NJ – September 27, 2005—National Atlantic Holdings Corporation (Nasdaq: NAHC), a provider of specialized property-casualty insurance products and related insurance services in New Jersey, announced that its subsidiary, Proformance Insurance Company, has entered into a replacement carrier transaction with The Hartford Financial Services Group, Inc. (NYSE: HIG).

As part of this transaction, Hartford Fire Insurance Company, Hartford Casualty Insurance Company, and Twin City Fire Insurance Company, subsidiaries of The Hartford Financial Services Group, Inc., will transfer their renewal obligations for New Jersey homeowners, dwelling fire, and personal excess liability policies sold through independent agents to Proformance. The transfer will involve approximately 8,500 policyholders.

Under the terms of the transaction, Proformance will offer a renewal policy to all qualified policyholders of The Hartford. The Hartford will continue to have a presence in New Jersey through its commercial insurance operations and through its national AARP Insurance Program. The transaction is subject to final approval by the New Jersey Department of Banking and Insurance.

“Replacement carrier transactions have been very successful for Proformance in the past and we are pleased to be assuming this business from The Hartford,” said James V. Gorman, Chairman and Chief Executive Officer, National Atlantic Holdings Corporation. “Our growth strategy includes increasing our market share of our Partner Agents’ existing business. A significant portion of the business we will be assuming from The Hartford is produced by Proformance Partner Agents,” he said.

About NAHC:

NAHC, through its operating subsidiaries, is a provider of specialized property-casualty insurance products and related insurance services to New Jersey individuals, families and businesses. NAHC distributes many of its insurance products via its Proformance Insurance subsidiary exclusively through licensed independent agents, many of whom have an equity participation in NAHC’s common stock and are referred to as “Partner Agents.”

Safe Harbor Statement Regarding Forward-Looking Statements

Management believes certain statements in this press release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import. Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and risks, many of which are subject to change. These uncertainties and risks include, but are not limited to, economic, regulatory or competitive conditions in the private passenger automobile insurance carrier industry; regulatory, economic, demographic, competitive and weather conditions in the New Jersey market; significant weather-related or other natural or man-made disasters over which we have no control; the effectiveness of our efforts to manage and develop our subsidiaries; our ability to attract and retain independent agents; our ability to maintain our A.M. Best rating; the adequacy of the our reserves for unpaid losses and loss adjustment expenses; our ability to maintain an effective system of internal controls over financial reporting; market fluctuations and changes in interest rates; the ability of our subsidiaries to dividend funds to us; and our ability to obtain additional capital in the future. As a consequence, current plans, anticipated actions and future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to release publicly the results of any future revisions or updates we may make to forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

SOURCE: National Atlantic Holdings Corporation

National Atlantic Holdings Corporation
Melissa Payne-Smith, 732-665-1459
investorrelations@national-atlantic.com